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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                        ---------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 25, 2004

                        ---------------------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        --------------------------------

          Delaware                       1-13970                35-1848094
(State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/ / Written communications pursuant to Rule 425 under the Securities Act

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act



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ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.

         On October 25, 2004, Chromcraft Revington, Inc. (the "Registrant") received prospective notification of suspension of trading of its common stock held in the Chromcraft Revington, Inc. Savings Plan (the "Plan") as required by
Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended. On October 26, 2004, the Registrant notified its directors and executive officers that a blackout period with respect to the Plan will be in effect beginning at 4:00 p.m., Eastern Standard Time, on November 24, 2004 and ending at 4:00 p.m., Eastern Standard Time, on December 4, 2004. The Registrant provided the notice to its directors and executive officers in accordance with
Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

         A copy of the notice to the Registrant's directors and executive officers is attached as Exhibit 99.1 to this Form 8-K. The foregoing description of the notice is qualified in its entirety by reference to Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) - (b)  Not applicable.

         (c)  Exhibits.

       99.1 Notice of Blackout Period to Directors and Executive Officers of Chromcraft Revington, Inc. dated October 26, 2004.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  October 29, 2004

                                         CHROMCRAFT REVINGTON, INC.

                                         By:  /s/ Frank T. Kane
                                              ----------------------------------
                                                 Frank T. Kane
                                                Vice President-Finance















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                                  EXHIBIT INDEX


Exhibit
Number            Description


99.1 Notice of Blackout Period to Directors and Executive Officers of Chromcraft Revington, Inc. dated October 26, 2004




















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